Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	true
Document Period End Date	Dec 31, 2011
Entity Registrant Name	TITAN PHARMACEUTICALS INC
Entity Central Index Key	0000910267
Entity Filer Category	Accelerated Filer
Amendment Description	We are filing this post-effective amendment to our Registration Statement on Form S-1 (file no. 333-166351) (the "S-1") that was declared effective on May 11, 2010 in order to update the financial statements and other information contained in the S-1. Pursuant to Rule 429 of the Securities Act of 1933, as amended, we are including in the S-1 the securities covered by our previously filed Registration Statement on Form S-3 (file no. 333-173457). All filing fees payable in connection with the registration of those securities included on the S-1 were previously paid in connection with the filing of the initial registration statements.

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash	$ 5,406	$ 3,180
Receivables	3,720	1,225
Prepaid expenses and other current assets	836	294
Total current assets	9,962	4,699
Property and equipment, net	255	53
Total Assets	10,217	4,752
Liabilities and Stockholders' Deficit
Accounts payable	4,789	2,457
Accrued clinical trials expenses	161	705
Other accrued liabilities	173	373
Current portion of long-term debt		1,870
Total current liabilities	5,123	5,405
Warrant liability	3,611
Royalty liability	9,309
Long-term debt, net of discount	12,253	5,400
Total Liabilities	30,296	10,805
Commitments and contingencies
Stockholders' deficit:
Preferred stock, $0.001 par value per share; 5,000,000 shares authorized, none issued and outstanding:
Common stock, at amounts paid in, $0.001 par value per share; 125,000,000 shares authorized, 59,386,542 and 59,247,742 shares issued and outstanding at December 31, 2011 and 2010, respectively.	256,436	256,436
Additional paid-in capital	18,433	17,256
Accumulated deficit	(294,948)	(279,745)
Total stockholders' deficit	(20,079)	(6,053)
Total Liabilities and Stockholders' Deficit	$ 10,217	$ 4,752

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Preferred stock, par value	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	125,000,000	125,000,000
Common stock, shares issued	59,386,542	59,247,742
Common stock, shares outstanding	59,386,542	59,247,742

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Royalty revenue	$ 3,585	$ 2,512
Grant revenue	483	7,557
License revenue		24	79
Total revenue	4,068	10,093	79
Operating expenses:
Research and development	11,206	12,855	2,456
General and administrative	3,368	3,263	3,438
Total operating expenses	14,574	16,118	5,894
Loss from operations	(10,506)	(6,025)	(5,815)
Other income (expense):
Interest expense, net	(6,430)	(678)	(6)
Other expense, net	(129)	(131)	(65)
Non-cash gain on decrease in the fair value of warrants	1,862
Other expense, net	(4,697)	(809)	(71)
Net loss	(15,203)	(6,834)	(5,886)
Gain on retirement of preferred stock upon dissolution of subsidiary		1,241
Net loss applicable to common stockholders	$ (15,203)	$ (5,593)	$ (5,886)
Basic and diluted net loss per common share	$ (0.26)	$ (0.09)	$ (0.1)
Weighted average shares used in computing basic and diluted net loss per common share	59,324	59,248	58,473

Consolidated Statements Of Stockholders' Deficit (USD $) In Thousands, unless otherwise specified	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2008	$ 255,403	$ 13,415		$ (267,025)	$ 1,793
Balance, shares at Dec. 31, 2008	58,288
Comprehensive loss:
Net loss				(5,886)	(5,886)
Unrealized gain or loss on marketable securities
Comprehensive loss					(5,886)
Issuance of common stock, net of issuance costs	478				478
Issuance of common stock, net of issuance costs, shares	300
Issuance of common stock upon exercise of options	555				555
Issuance of common stock upon exercise of options, shares	660
Issuance of warrants to purchase common stock		89			89
Compensation related to stock options		1,523			1,523
Balance at Dec. 31, 2009	256,436	15,027		(272,911)	(1,448)
Balance, shares at Dec. 31, 2009	59,248
Comprehensive loss:
Net loss				(6,834)	(6,834)
Unrealized gain or loss on marketable securities
Comprehensive loss					(6,834)
Retirement of preferred stock upon dissolution of Ingenex, Inc.		1,241			1,241
Issuance of warrants to purchase common stock		255			255
Compensation related to stock options		733			733
Balance at Dec. 31, 2010	256,436	17,256		(279,745)	(6,053)
Balance, shares at Dec. 31, 2010	59,248
Comprehensive loss:
Net loss				(15,203)	(15,203)
Unrealized gain or loss on marketable securities
Comprehensive loss					(15,203)
Issuance of common stock upon vesting of restricted stock awards, shares	139
Compensation related to stock options		1,177			1,177
Balance at Dec. 31, 2011	$ 256,436	$ 18,433		$ (294,948)	$ (20,079)
Balance, shares at Dec. 31, 2011	59,387

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net loss	$ (15,203)	$ (6,834)	$ (5,886)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	32	85	169
Amortization of discount on long-term debt	1,520	132
Interest on royalty liability	1,309
Non-cash gain on decrease in fair value of warrants	(1,862)
Gain on investments			(9)
Gain on disposition of property and equipment			3
Stock-based compensation	1,177	733	1,523
Changes in operating assets and liabilities:
Receivables	(2,495)	(1,159)
Prepaid expenses and other current assets	(542)	(44)	405
Accounts payable	2,332	2,122	(158)
Accrued clinical trials and other liabilities	(744)	308	(1,454)
Net cash used in operating activities	(14,476)	(4,657)	(5,407)
Cash flows from investing activities:
Purchases of property and equipment	(236)	(28)	(7)
Disposals of property and equipment	2
Proceeds from the sale of investments			9
Net cash (used in) provided by investing activities	(234)	(28)	2
Cash flows from financing activities:
Proceeds from issuance of common stock from private placement			478
Proceeds from issuance of common stock from exercise of stock options			555
Proceeds from royalty financing	8,000
Net proceeds from long-term debt	16,500	5,000	3,000
Payments on long-term debt	(7,564)	(435)
Net cash provided by financing activities	16,936	4,565	4,033
Net increase (decrease) in cash	2,226	(120)	(1,372)
Cash at beginning of period	3,180	3,300	4,672
Cash at end of period	5,406	3,180	3,300
Supplemental disclosure of cash flow information
Interest paid	1,652	678	9
Schedule of non-cash transactions
Retirement of preferred stock upon dissolution of Ingenex, Inc.		$ 1,241

Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

1. Organization and Summary of Significant Accounting Policies

The Company and its Subsidiaries

We are a biopharmaceutical company developing proprietary therapeutics primarily for the treatment of central nervous system ("CNS") disorders. Our product development programs focus primarily on large pharmaceutical markets with significant unmet medical needs and commercial potential. We are directly developing our product candidates and also utilizing corporate partnerships. These collaborations have helped to fund product development and have enabled us to retain significant economic interest in our products. In December 2010, Ingenex, Inc., our 81% owned subsidiary, assuming the conversion of all preferred stock to common stock, was dissolved under the laws of Delaware. We operate in only one business segment, the development of pharmaceutical products.

In September 2009, we were awarded a $7.6 million grant by the National Institute of Health ("NIH") in partial support of a second controlled Phase 3 study of our Probuphine product for the treatment of opioid dependence. We will require significant further capital expenditures to support this and other clinical studies, manufacturing development, testing, and regulatory clearances prior to commercialization.

The accompanying financial statements have been prepared assuming we will continue as a going concern. We expect to continue to incur substantial additional operating losses from costs related to the continuation of research and development, clinical trials, the regulatory process, and administrative activities. We believe that our working capital at December 31, 2011, which includes the proceeds from the recent Deerfield transactions, is sufficient to fund our planned operations late into the second quarter of 2012, including the preparation of the Probuphine NDA. In the event we are unable to enter into a corporate partnership or licensing arrangement during this period that provides us with the funds required to complete the regulatory process and commercialize Probuphine, if approved, we will need to obtain additional financing, either through the sale of debt or equity securities, to continue our Probuphine program and other product development activities. If we are unable to complete a debt or equity offering, or otherwise obtain sufficient financing when and if needed, we may be required to reduce, defer or discontinue one or more of our product development activities. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States and include the accounts of Titan Pharmaceuticals, Inc. and our wholly and majority-owned subsidiaries. All significant intercompany balances and transactions are eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Stock-Based Compensation

The Company accounts for stock-based payment arrangements in accordance with ASC 718, Compensation—Stock Compensation and ASC 505-50, Equity—Equity Based Payments to Non-Employees which require the recognition of compensation expense using a fair-value based method, for all stock-based payments including stock options and restricted stock awards and stock issued under an employee stock purchase plan. These standards require companies to estimate the fair value of stock-based payment awards on the date of grant using an option pricing model. See Note 12 for a discussion of the Company's stock-based compensation plans. Our non-cash stock-based compensation expense related to employees and non-employee members of the Company's board of directors totaled $1.2 million, $0.7 million and $1.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Warrants Issued in Connection with Equity Financing

We generally account for warrants issued in connection with equity financings as a component of equity, unless there is a deemed possibility that we may have to settle warrants in cash. For warrants issued with deemed possibility of cash settlement, we record the fair value of the issued warrants as a liability at each reporting period and record changes in the estimated fair value as a non-cash gain or loss in the Condensed Consolidated Statements of Operations.

Cash, Cash Equivalents and Marketable Securities

Our investment policy emphasizes liquidity and preservation of principal over other portfolio considerations. We select investments that maximize interest income to the extent possible given these two constraints. We satisfy liquidity requirements by investing excess cash in securities with different maturities to match projected cash needs and limit concentration of credit risk by diversifying our investments among a variety of high credit-quality issuers and limit the amount of credit exposure to any one issuer. The estimated fair values have been determined using available market information. We do not use derivative financial instruments in our investment portfolio.

All investments with original maturities of three months or less are considered to be cash equivalents. Our marketable securities, consisting primarily of high-grade debt securities including money market funds, U.S. government and corporate notes and bonds, and commercial paper, are classified as available-for-sale at time of purchase and carried at fair value. If the fair value of a security is below its amortized cost and we plan to sell the security before recovering its cost, the impairment is considered to be other-than-temporary. Other-than-temporary declines in fair value of our marketable securities are charged against interest income. We did not have cash equivalents or marketable securities as of December 31, 2011 and 2010.

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to five years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the assets.

Revenue Recognition

We generate revenue principally from collaborative research and development arrangements, technology licenses, and government grants. Consideration received for revenue arrangements with multiple components is allocated among the separate units of accounting based on their respective selling prices. The selling price for each unit is based on vendor-specific objective evidence, or VSOE, if available, third party evidence if VSOE is not available, or estimated selling price if neither VSOE nor third party evidence is available. The applicable revenue recognition criteria are then applied to each of the units.

Revenue is recognized when the four basic criteria of revenue recognition are met: (1) a contractual agreement exists; (2) transfer of technology has been completed or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured. For each source of revenue, we comply with the above revenue recognition criteria in the following manner:

•

Collaborative arrangements typically consist of non-refundable and/or exclusive technology access fees, cost reimbursements for specific research and development spending, and various milestone and future product royalty payments. If the delivered technology does not have stand-alone value, the amount of revenue allocable to the delivered technology is deferred. Non-refundable upfront fees with stand-alone value that are not dependent on future performance under these agreements are recognized as revenue when received, and are deferred if we have continuing performance obligations and have no evidence of fair value of those obligations. Cost reimbursements for research and development spending are recognized when the related costs are incurred and when collectability is reasonably assured. Payments received related to substantive, performance-based "at-risk" milestones are recognized as revenue upon achievement of the clinical success or regulatory event specified in the underlying contracts, which represent the culmination of the earnings process. Amounts received in advance are recorded as deferred revenue until the technology is transferred, costs are incurred, or a milestone is reached.

•

Technology license agreements typically consist of non-refundable upfront license fees, annual minimum access fees or royalty payments. Non-refundable upfront license fees and annual minimum payments received with separable stand-alone values are recognized when the technology is transferred or accessed, provided that the technology transferred or accessed is not dependent on the outcome of our continuing research and development efforts.

•

Government grants, which support our research efforts in specific projects, generally provide for reimbursement of approved costs as defined in the notices of grants. Grant revenue is recognized when associated project costs are incurred.

•

Royalties earned are based on third-party sales of licensed products and are recorded in accordance with contract terms when third-party results are reliably measurable and collectibility is reasonably assured. Pursuant to certain license agreements, we earn royalties on the sale of Fanapt™ by Novartis Pharma AG in the U.S. As described in Note 7, Commitments and Contingencies, we are obligated to pay royalties on such sales to Sanofi-Aventis and another third party. As we have no performance obligations under the license agreements, we have recorded the royalties earned, net of royalties we are obligated to pay, as revenue in our consolidated statement of operations.

Research and Development Costs and Related Accrual

Research and development expenses include internal and external costs. Internal costs include salaries and employment related expenses, facility costs, administrative expenses and allocations of corporate costs. External expenses consist of costs associated with outsourced clinical research organization activities, sponsored research studies, product registration, patent application and prosecution, and investigator sponsored trials. We also record accruals for estimated ongoing clinical trial costs. Clinical trial costs represent costs incurred by clinical research organizations, ("CROs"), and clinical sites. These costs are recorded as a component of R&D expenses. Under our agreements, progress payments are typically made to investigators, clinical sites and CROs. We analyze the progress of the clinical trials, including levels of patient enrollment, invoices received and contracted costs when evaluating the adequacy of accrued liabilities. Significant judgments and estimates must be made and used in determining the accrued balance in any accounting period. Actual results could differ from those estimates under different assumptions. Revisions are charged to expense in the period in which the facts that give rise to the revision become known.

Net Loss Per Share

We calculate basic net loss per share using the weighted average common shares outstanding for the period. Diluted net income per share would include the impact of other dilutive equity instruments, primarily our options and warrants. For the years ended December 31, 2011, 2010 and 2009, options and warrants totaled 18.6 million, 12.1 million, and 12.8 million shares, respectively. We reported net losses for all years presented and, therefore, options and warrants were excluded from the calculation of diluted net loss per share as they were anti-dilutive.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net loss and other comprehensive income (loss). We had no unrealized gains or losses at December 31, 2011 and 2010. Comprehensive loss for the years ended December 31, 2011, 2010, and 2009 was $15.2 million, $6.8 million, and $5.9 million, respectively. Comprehensive loss has been disclosed in the accompanying consolidated statements of stockholders' deficit for all periods presented.

Recent Accounting Pronouncements

In June 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-05 Presentation of Comprehensive Income that improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments in this standard require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Under either method, adjustments must be displayed for items that are reclassified from other comprehensive income ("OCI") to net income, in both net income and OCI. The standard does not change the current option for presenting components of OCI gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which OCI is presented or disclosed in the notes to the financial statements. Additionally, the standard does not affect the calculation or reporting of earnings per share. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and are to be applied retrospectively, with early adoption permitted. In December 2011, the FASB issued ASU No. 2011-12 to defer the effective date of certain amendments to the presentation of reclassifications of items out of the accumulated other comprehensive income in ASU No 2011-05 to allow the FASB time to redeliberate on the matter. ASU No. 2011-12 is effective at the same time as the amendments in ASU No. 2011-05. We do not expect the adoption of this standard to have a material impact on our consolidated financial statements.

In May 2011, the FASB issued ASU No. 2011-04 which amends GAAP to conform to the measurement and disclosure requirements in International Financial Reporting Standards ("IFRS"). The amendments in this ASU change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include the following:

•	Those that clarify the FASB's intent regarding the application of existing fair value measurement and disclosure requirements; and

•	Those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

In addition, to improve consistency in application across jurisdictions some changes in wording are necessary to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way (for example, using the word shall rather than should to describe the requirements in GAAP). The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. We will evaluate the requirements and do not believe that the adoption of this update will have a material impact on our consolidated financial statements at this time.

Subsequent Events

We have evaluated events that have occurred subsequent to December 31, 2011 and through the date that the financial statements are issued.

Fair Value Measurements

We measure the fair value of financial assets and liabilities based on authoritative guidance which defines fair value, establishes a framework consisting of three levels for measuring fair value, and expands disclosures about fair value measurements. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair value:

Level 1—quoted prices in active markets for identical assets or liabilities

Level 2—quoted prices for similar assets and liabilities in active markets or inputs that are observable;

Level 3— inputs that are unobservable (for example cash flow modeling inputs based on assumptions).

Financial instruments, including cash, receivables, accounts payable and accrued liabilities are carried at cost, which we believe approximates fair value due to the short-term nature of these instruments. Our warrant liabilities are classified within level 3 of the fair value hierarchy because the value is calculated using significant judgment based on our own assumptions in the valuation of these liabilities.

For the year ended December 31, 2011, as a result of the fair value adjustment of the warrant liability, we recorded a non-cash gain on a decrease in the fair value of $1.9 million in our consolidated statement of operations. See Note 9 for further discussion on the calculation of the fair value of the warrant liability.

(in thousands)	Warrant liability
Fair value of warrants issued in connection with Deerfield financing on March 15, 2011	$5,473
Adjustment to fair value at December 31, 2011	(1,862)

Total warrant liability at December 31, 2011	$3,611

Property And Equipment	12 Months Ended
Dec. 31, 2011
Property And Equipment [Abstract]
Property And Equipment

2. Property and Equipment

Property and equipment consisted of the following at December 31, 2011 and 2010 (in thousands):

	2011	2010
Furniture and office equipment	$388	$395
Leasehold improvements	408	498
Laboratory equipment	922	687
Computer equipment	967	1,008

	2,685	2,588
Less accumulated depreciation and amortization	(2,430)	(2,535)

Property and equipment, net	$255	$53

Depreciation and amortization expense was $32,000, $85,000, and $169,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Research And License Agreements	12 Months Ended
Dec. 31, 2011
Research And License Agreements [Abstract]
Research And License Agreements

3. Research and License Agreements

We have entered into various agreements with research institutions, universities, clinical research organizations and other entities for the performance of research and development activities and for the acquisition of licenses related to those activities. Expenses under these agreements totaled approximately $36,000, $61,000, and $86,000 in the years ended December 31, 2011, 2010, and 2009, respectively.

At December 31, 2011, the annual aggregate commitments we have under these agreements, including minimum license payments, are as follows (in thousands):

2012	$34
2013	34
2014	34
2015	34
2016	34
Thereafter	—

$170

We make no annual payments to maintain our current licenses in 2016. Certain licenses provide for the payment of royalties by us on future product sales, if any. In addition, in order to maintain these licenses and other rights during product development, we must comply with various conditions including the payment of patent-related costs.

Agreement With Sanofi-Aventis SA	12 Months Ended
Dec. 31, 2011
Agreement With Sanofi-Aventis SA [Abstract]
Agreement With Sanofi-Aventis SA

4. Agreement with Sanofi-Aventis SA

In 1997, we entered into an exclusive license agreement with Sanofi-Aventis SA (formerly Hoechst Marion Roussel, Inc.). The agreement gave us a worldwide license to the patent rights and know-how related to the antipsychotic agent iloperidone, including the ability to develop, use, sublicense, manufacture and sell products and processes claimed in the patent rights. We are required to make additional benchmark payments as specific milestones are met. Upon commercialization of the product, the license agreement provides that we will pay royalties based on net sales.

Iloperidone Sublicense To Novartis Pharma AG	12 Months Ended
Dec. 31, 2011
Iloperidone Sublicense To Novartis Pharma AG [Abstract]
Iloperidone Sublicense To Novartis Pharma AG

5. Iloperidone Sublicense to Novartis Pharma AG

We entered into an agreement with Novartis Pharma AG ("Novartis") in 1997 pursuant to which we granted Novartis a sublicense for the worldwide (with the exception of Japan) development, manufacturing and marketing of iloperidone. In April 2001, we entered into an amendment to the agreement for the development and commercialization of iloperidone in Japan. Under the amendment, in exchange for rights to iloperidone in Japan, we received a $2.5 million license fee in May 2001. Novartis will make our milestone payments to Sanofi-Aventis during the life of the Novartis agreement, and will also pay to Sanofi-Aventis and us a royalty on future net sales of the product, providing us with a net royalty of 8% on the first $200.0 million of sales annually and 10% on all sales above $200.0 million on an annual basis. Novartis has assumed the responsibility for all clinical development, registration, manufacturing and marketing of iloperidone, and we have no remaining obligations under the terms of this agreement, except for maintaining certain usual and customary requirements, such as confidentiality covenants.

In June 2004, we announced that Vanda Pharmaceuticals, Inc. ("Vanda") had acquired from Novartis the worldwide rights to develop and commercialize iloperidone, our proprietary antipsychotic agent in Phase 3 clinical development for the treatment of schizophrenia and related psychotic disorders. Under its agreement with Novartis, Vanda is pursuing advancement of the iloperidone development program. All of our rights and economic interests in iloperidone, including royalties on sales of iloperidone, remain essentially unchanged under the agreement.

In May 2009, iloperidone (Fanapt) was approved by the U.S. Food and Drug Administration for the treatment of schizophrenia. In October 2009, Novartis Pharma, acquired from Vanda Pharmaceuticals the rights to commercialize Fanapt in the U.S. and Canada, subject to approval under the Hart Scott Rodino Act. We are entitled to a net royalty of 8% on the first $200.0 million of sales annually and 10% on all sales above $200.0 million on an annual basis.

DITPA Acquisition	12 Months Ended
Dec. 31, 2011
DITPA Acquisition [Abstract]
DITPA Acquisition

6. DITPA Acquisition

On October 16, 2003, we announced the acquisition of a novel product in clinical testing for the treatment of congestive heart failure ("CHF"). The product in development, 3,5-diiodothyropropionic acid ("DITPA"), is an orally active analogue of thyroid hormone that has demonstrated in preclinical and clinical studies to date the ability to improve cardiac function, with no significant adverse effects. We acquired DITPA through the acquisition of Developmental Therapeutics, Inc. ("DTI"), a private company established to develop DITPA, and the exclusive licensee of recently issued U.S. patent and pending U.S. and international patent applications covering DITPA. We acquired DTI in a stock transaction for 1,187,500 shares of our common stock valued at approximately $3.6 million using the average market price of our common stock over the five-day trading period, including and prior to the date of the merger in accordance with generally accepted accounting principles. We also made a cash payment of $171,250 to the licensor of the technology. In the fourth quarter of 2003, the total acquisition cost of $3.9 million was reported as acquired research and development in our consolidated statements of operations. An additional payment of 712,500 shares of our common stock was to be made only upon the achievement of positive pivotal study results or certain other substantial milestones within five years. In addition, a cash payment of $102,750 or, alternatively, an additional payment of 37,500 shares of our common stock, was to be made to the licensor of the technology upon achievement of such study results or such other substantial milestones within five years. In October 2006, we discontinued further enrollment in our Phase 2 study of DITPA in CHF. In addition to the discontinuation of our Phase 2 clinical study in CHF, the Department of Veteran's Affairs has indicated that it will discontinue its Cooperative Studies Program Phase 2 study of DITPA in CHF patients. In March 2009, we terminated our license to the DITPA technology. No specific milestones have been achieved related to this acquisition as of December 31, 2011 and no future payments of cash or shares of our stock are anticipated related to this acquisition.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

7. Commitments and Contingencies

Financing Agreements

In December 2009, we entered into a loan and security agreement with Oxford Capital Financing ("Oxford") pursuant to which we received a three-year term loan in the principal amount of $3.0 million that bears interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $60,000 and are obligated to make a final payment fee of $180,000. Commencing in January 2010, the loan is repayable in monthly interest payments of $32,500 through June 2010 followed by monthly interest and principal installments of $117,665 commencing in July 2010 through December 2012. The loan is secured by our assets and has a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 42,254 shares of our common stock at an exercise price of $2.13 per share. The relative fair value attributable to the warrants of $88,995 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount will be amortized to interest expense over the life of the debt.

Interest on the term loan, consisting of the stated interest rate, initial facility fee, final payment fee and amortization of the discount, is being recognized using the interest method. The effective annual interest rate on the loan is approximately 21.1%.

In September 2010, we amended our loan and security agreement with Oxford pursuant to which we received a thirty-nine month term loan in the principal amount of $5.0 million that bears interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $125,000 and are obligated to make a final payment fee of $300,000. Commencing in October 2010, the loan is repayable in monthly interest payments of $54,167 through June 2011 followed by monthly interest and principal installments of $196,108 commencing in July 2011 through December 2013. The loan is secured by our assets and has a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 287,356 shares of our common stock at an exercise price of $0.87 per share. The relative fair value attributable to the warrants of $254,580 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount is being amortized to interest expense over the life of the debt. Interest on the term loan, consisting of the stated interest rate, initial facility fee, final payment fee and amortization of the discount, is being recognized using the interest method. The effective annual interest rate on the loan is approximately 22.6%.

On March 15, 2011, we entered into several agreements with entities affiliated with Deerfield Management Company, L.P. (collectively, "Deerfield") pursuant to which Deerfield agreed to provide $20.0 million in funding to us. Funding occurred on April 5, 2011 and we used approximately $7.6 million of proceeds from the Deerfield funding to repay Oxford in full, including required final payments aggregating $480,000. Pursuant to the terms of a facility agreement, we issued Deerfield promissory notes in the aggregate principal amount of $20.0 million. The long-term debt bears interest at 8.5% per annum, payable quarterly, and was originally repayable over five years, with 10% of the principal amount due on the first anniversary, 15% due on the second anniversary, and 25% due on each of the next three anniversaries. We paid Deerfield a facility fee of $0.5 million. The long-term debt is secured by our assets and has a provision for pre-payment. Deerfield has the right to have the long-term debt repaid at 110% of the principal amount in the event we complete a major transaction, which includes, but is not limited to, a merger or sale of our company or the sale of Probuphine. In connection with the facility agreement, we issued Deerfield six-year warrants to purchase 6,000,000 shares of our common stock at an exercise price of $1.57 per share (see Note 9. "Warrant Liability" for further discussion). We also entered into a royalty agreement with Deerfield, in exchange for $3.0 million (see Note 8. "Royalty Liability" for further discussion).

We recorded the promissory notes with an aggregate principal amount of $20.0 million at its face value less a note discount consisting of (i) $3.0 million cash discount, (ii) a $500,000 loan fee, and (iii) the $5.5 million fair value of the associated warrants. The note discount totaling $9.0 million is being amortized using the interest method. The effective annual interest rate on the note was 33% based on the note discount amortization, stated interest rate and note term.

On November 14, 2011, we entered into several agreements with Deerfield pursuant to which we agreed to provide a substantial portion of the remaining future royalties on the sales of Fanapt to Deerfield in exchange for $5.0 million in cash that was recorded as royalty liability (see Note 8 "Royalty Liability" for further discussion), a $10.0 million reduction in the principal amount owed to Deerfield under the existing facility agreement and a revised principal repayment schedule of $2.5 million per year for four years commencing in April 2013 to retire the remaining long-term debt of $10.0 million. We evaluated the November 2011 principal reduction and other amendments to the $20.0 million facility agreement and determined that the modifications should be accounted for as a troubled debt restructuring on a prospective basis. As a result, we will recognize the difference between the carrying value of the long-term debt and the total required future principal and interest payments as interest expense over the remaining term using the interest method.

The following is a schedule of future minimum long-term debt payments at December 31, 2011 (in thousands):

2012	$850
2013	3,191
2014	2,978
2015	2,766
2016	2,553
Thereafter	—

$12,338

These future minimum long-term debt payments exclude payments related to the royalty liability with Deerfield under the March 2011 and November 2011 Royalty Agreements.

Lease Commitments

We lease facilities under operating leases that expire at various dates through June 2013. We also lease certain office equipment under operating leases that expire at various dates through December 2013. Rental expense was $214,000, $257,000, and $524,000 for years ended December 31, 2011, 2010, and 2009, respectively.

The following is a schedule of future minimum lease payments at December 31, 2011 (in thousands):

2012	$221
2013	121
2014	—
2015	—
2016	—
Thereafter	—

$342

Legal Proceedings

There are no ongoing legal proceedings against the Company.

In March 2005, Dr. Bernard Sabel initiated an appraisal proceeding in the Court of Chancery of the State of Delaware relating to the merger of our subsidiary ProNeura, Inc. into Titan. The complaint indicated that Mr. Sabel wanted the court to appraise the value of the 108,800 shares of the common stock of ProNeura owned by him. The complaint did not specify an amount that Mr. Sabel considered the fair value of the shares. In March 2009, we settled our dispute with Dr. Sabel related to the merger of our subsidiary ProNeura, Inc. into Titan. In April 2009, under the terms of the settlement, we paid $600,000 to Dr. Sabel.

Royalty Liability	12 Months Ended
Dec. 31, 2011
Royalty Liability [Abstract]
Royalty Liability

8. Royalty Liability

On March 15, 2011, under a royalty agreement, in exchange for $3.0 million that was recorded as royalty liability, we agreed to pay Deerfield 2.5% of the net sales of Fanapt, constituting a portion of the royalty revenue that we are entitled to under our sublicense agreement with Novartis. The agreements with Deerfield also provide us with the option to repurchase the royalty rights for $40.0 million.

The $3.0 million received under the March 2011 royalty agreement was recorded as a royalty liability in accordance with the appropriate accounting guidance as the related agreement includes a provision which allows us to repurchase the royalty rights from Deerfield through a payment of a lump sum. Interest on the royalty liability is being recognized using the interest method based on the estimated future royalties expected to be paid under the royalty agreement. The current effective annual interest rate is 53.75%.

Under the November 14, 2011 royalty agreement, in exchange for additional $5.0 million royalty liability Deerfield is entitled to the balance of our portion of the royalties on Fanapt (5.5% to 7.5% of net sales, net of the 2.5% previously agreed to have been provided to Deerfield) up to specified threshold levels of net sales of Fanapt and 40% of the royalties above the threshold level. We retain 60% of the royalties on net sales of Fanapt above the threshold levels, subject to an agreement that half of any such retained royalties will go towards repayment of our outstanding debt to Deerfield. Funding occurred on November 25, 2011. The proceeds of this transaction will be used to advance the development of Probuphine and for general corporate purposes.

The $5.0 million received under the November 2011 royalty agreement was recorded as a royalty liability in accordance with the appropriate accounting guidance as the related agreement includes a provision which allows us to repurchase the royalty rights from Deerfield through a payment of a lump sum. Interest on this royalty obligation is being recognized using the interest method based on the estimated future royalties expected to be paid under the royalty agreement. The current effective annual interest rate is 89.37%.

Warrant Liability	12 Months Ended
Dec. 31, 2011
Warrant Liability [Abstract]
Warrant Liability

9. Warrant Liability

On March 15, 2011, in connection with our Deerfield facility agreement, we issued Deerfield six-year warrants to purchase 6,000,000 shares of our common stock at an exercise price of $1.57 per share. The warrants were immediately exercisable and expire on March 15, 2017. The warrants contain a provision where the warrant holder has the option to receive cash, equal to the Black Scholes fair value of the remaining unexercised portion of the warrant, as cash settlement in the event that there is a fundamental transaction (contractually defined to include various merger, acquisition or stock transfer activities). Due to this provision, ASC 480 Distinguishing Liabilities from Equity requires that these warrants be classified as liabilities. The fair values of these warrants have been determined using the Binomial Lattice ("Lattice") valuation model, and the changes in the fair value are recorded in the consolidated statement of operations. The Lattice model provides for assumptions regarding volatility and risk-free interest rates within the total period to maturity.

The key assumptions used to value the warrants were as follows:

Assumption	December 31, 2011
Expected price volatility	70%
Expected term (in years)	5.21
Risk-free interest rate	0.93%
Dividend yield	0.00%
Weighted-average fair value of warrants	$0.60

Guarantees And Indemnifications	12 Months Ended
Dec. 31, 2011
Guarantees And Indemnifications [Abstract]
Guarantees And Indemnifications

10. Guarantees and Indemnifications

As permitted under Delaware law and in accordance with our Bylaws, we indemnify our officers and directors for certain events or occurrences while the officer or director is or was serving at the Company's request in such capacity. The term of the indemnification period is for the officer's or director's lifetime. The maximum amount of potential future indemnification is unlimited; however, we have a director and officer insurance policy that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value of these indemnification agreements is minimal. Accordingly, we have not recorded any liabilities for these agreements as of December 31, 2011.

In the normal course of business, we have commitments to make certain milestone payments to various clinical research organizations in connection with our clinical trial activities. Payments are contingent upon the achievement of specific milestones or events as defined in the agreements, and we have made appropriate accruals in our consolidated financial statements for those milestones that were achieved as of December 31, 2011. We also provide indemnifications of varying scope to our clinical research organizations and investigators against claims made by third parties arising from the use of our products and processes in clinical trials. Historically, costs related to these indemnification provisions were immaterial. We also maintain various liability insurance policies that limit our exposure. We are unable to estimate the maximum potential impact of these indemnification provisions on our future results of operations.

Stockholders' Deficit	12 Months Ended
Dec. 31, 2011
Stockholders' Deficit [Abstract]
Stockholders' Deficit

11. Stockholders' Deficit

Common Stock

In December 2009, we completed the sale of 300,000 shares of our common stock to an institutional investor for gross proceeds of approximately $510,000. Net proceeds were approximately $478,000.

In September and October 2009, members of our board of directors exercised options to purchase 659,862 shares of our common stock at prices ranging from $0.79 to $1.40 per share. Net proceeds were approximately $555,000.

As of December 31, 2011, warrants to purchase shares of common stock consisted of the following (in thousands, except per share price):

Date Issued	Expiration Date	Exercise Price	Outstanding at December 31, 2011
12/17/2007	12/17/2012	$2.00	6,650
12/18/2009	12/18/2014	2.13	42
09/27/2010	09/27/2015	0.87	288
03/15/2011	03/15/2017	1.57	6,000

			12,980

Shares Reserved for Future Issuance

As of December 31, 2011, shares of common stock reserved by us for future issuance consisted of the following (in thousands):

Stock options outstanding	5,414
Restricted stock awards	181
Future stock option grants or stock awards	2,578
Shares issuable upon the exercise of warrants	12,980

21,153

Stock Plans	12 Months Ended
Dec. 31, 2011
Stock Plans [Abstract]
Stock Plans

12. Stock Plans

In May 2009, we rehired three former employees to serve as our Executive Chairman, President, and Senior Vice President of Clinical Development and Medical Affairs.

The Executive Chairman was granted options to purchase 1,000,000 shares of our common stock. Of those options, 250,000 options vested on the date of grant and the remaining 750,000 will vest monthly over a period of 48 months from the date of grant. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. The Executive Chairman has agreed to receive no annual salary until the earlier of our receipt of iloperidone royalty revenues or February 28, 2010.

The President was granted options to purchase 700,000 shares of our common stock. Of those options, 175,000 vested on the date of grant and the remaining 525,000 will vest monthly over a period of 48 months from the date of grant, provided; however, the vesting of 100,000 shares will also be contingent upon the Company's sale or partnering of the Probuphine program. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. Payment of all the officer's salary will be deferred until the receipt of iloperidone royalty payments or other financing that by its terms does not restrict such use, but in no event earlier than January 1, 2010 or later than March 15, 2010. After January 1, 2010 and no later than March 15, 2010, the officer will be entitled to receive a deferred salary payment of no greater than approximately $167,000.

The Senior Vice President of Clinical Development and Medical Affairs was granted options to purchase 250,000 shares of our common stock. Of those options, 62,500 vested on the date of grant and the remaining 187,500 will vest monthly over a period of 48 months from the date of grant, provided; however, the vesting of 50,000 shares will also be contingent upon the Company's receipt of a grant from the National Institute of Health's National Institute on Drug Abuse ("NIDA") and the vesting of an additional 50,000 shares will also be contingent upon the Company's sale or partnering of the Probuphine program. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. Payment of a portion of the employee's salary will be deferred until the receipt of iloperidone royalty payments or other financing that by its terms does not restrict such use, but in no event later than March 15, 2010. No later than March 15, 2010, the employee will be entitled to receive a deferred salary payment of no greater than approximately $100,000.

In March 2009, as a result of the workforce reduction implemented in December 2009, options to purchase 870,078 shares of our common stock were cancelled.

In August 2005, we adopted an amendment to the 2002 Stock Incentive Plan ("2002 Plan") to (i) permit the issuance of Shares of restricted stock and stock appreciation rights to participants under the 2002 Plan, and (ii) increase the number of Shares issuable pursuant to grants under the 2002 Plan from 2,000,000 to 3,000,000.

In July 2002, we adopted the 2002 Stock Incentive Plan ("2002 Plan"). The 2002 Plan assumed the options which remain available for grant under our option plans previously approved by stockholders. Under the 2002 Plan and predecessor plans, a total of 7.4 million shares of our common stock were authorized for issuance to employees, officers, directors, consultants, and advisers. Options granted under the 2002 Plan and predecessor plans may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code and/or options that do not qualify as incentive stock options; however, only employees are eligible to receive incentive stock options. Options granted under the option plans generally expire no later than ten years from the date of grant, except when the grantee is a 10% shareholder, in which case the maximum term is five years from the date of grant. Options generally vest at the rate of one fourth after one year from the date of grant and the remainder ratably over the subsequent three years, although options with different vesting terms are granted from time-to-time. Generally, the exercise price of any options granted under the 2002 Plan must be at least 100% of the fair market value of our common stock on the date of grant, except when the grantee is a 10% shareholder, in which case the exercise price shall be at least 110% of the fair market value of our common stock on the date of grant.

In July 2002, our board of directors elected to continue the option grant practice under our amended 1998 Option Plan, which provided for the automatic grant of non-qualified stock options ("Directors' Options") to our directors who are not 10% stockholders ("Eligible Directors"). Each Eligible Director will be granted an option to purchase 10,000 shares of common stock on the date that such person is first elected or appointed a director. Commencing on the day immediately following the later of (i) the 2000 annual stockholders meeting, or (ii) the first annual meeting of stockholders after their election to the Board, each Eligible Director will receive an automatic biennial (i.e. every two years) grant of an option to purchase 15,000 shares of common stock as long as such director is a member of the board of directors. In addition, each Eligible Director will receive an automatic annual grant of an option to purchase 5,000 shares of common stock for each committee of the Board on which they serve. The exercise price of the Director's Options shall be equal to the fair market value of our common stock on the date of grant. Commencing in 2005, the biennial grant of options to non-employee directors pursuant to our stockholder-approved stock option plans was increased from 15,000 options to 20,000 options. Commencing in 2008, the biennial grant of 20,000 options to directors will be replaced with an annual grant of 10,000 options to align the grants with the term of the directors.

In August 2001, we adopted the 2001 Employee Non-Qualified Stock Option Plan ("2001 NQ Plan") pursuant to which 1,750,000 shares of common stock were authorized for issuance for option grants to employees and consultants who are not officers or directors of Titan. Options granted under the option plans generally expire no later than ten years from the date of grant. Option vesting schedule and exercise price are determined at time of grant by the board of directors. Historically, the exercise prices of options granted under the 2001 NQ Plan were 100% of the fair market value of our common stock on the date of grant. The 2001 NQ Plan expired in August 2011.

Activity under our stock plans, as well as non-plan activity, are summarized below (shares in thousands):

	Shares or Awards Available For Grant	Number of Options and Awards Outstanding	Weighted Average Exercise Price
Balance at December 31, 2008	3,386	6,628	$6.27
Options granted	(3,475)	3,475	$0.86
Options exercised	—	(660)	$0.84
Options cancelled and expired	2,412	(3,258)	$6.43
Awards granted	(15)	15	$0.00
Awards cancelled	110	(110)	$0.17

Balance at December 31, 2009	2,418	6,090	$3.68
Options granted	(150)	150	$2.36
Options cancelled and expired	1,244	(1,243)	$9.11
Awards granted	(119)	119	$0.00

Balance at December 31, 2010	3,393	5,115	$2.29
Options granted	(734)	734	$1.44
Options cancelled and expired	45	(241)	$15.01
Options forfeited	55	(55)	$1.77
Awards granted	(181)	181	$0.00
Awards issued	—	(139)	$0.00

Balance at December 31, 2011	2,578	5,595	$1.56

Our option plans allow for stock options issued as the result of a merger or consolidation of another entity, including the acquisition of minority interest of our subsidiaries, to be added to the maximum number of shares provided for in the plan ("Substitute Options"). Consequently, Substitute Options are not returned to the shares reserved under the plan when cancelled. During 2011, 2010, and 2009, the number of Substitute Options cancelled was immaterial.

Options for 4.3 million and 3.6 million shares were exercisable at December 31, 2011 and 2010, respectively. The options outstanding at December 31, 2011 have been segregated into four ranges for additional disclosure as follows (options in thousands):

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Life (Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.79 - $2.79	5,058	6.87	$1.33	3,943	$1.37
$2.80 - $4.78	201	2.99	$3.38	201	$3.38
$4.79 - $6.78	10	0.34	$5.77	10	$5.77
$6.79 - $8.77	145	0.04	$8.77	145	$8.77

$0.79 - $8.77	5,414	6.53	$1.61	4,299	$1.72

In addition, Ingenex had a stock option plan under which options to purchase common stock of Ingenex could have been granted. No options have been granted under such plan since 1997.

We use the Black-Scholes-Merton option-pricing model with the following assumptions to estimate the stock-based compensation expense for the years ended December 31, 2011, 2010, and 2009:

	Years Ended December 31,
	2011	2010	2009
Weighted-average risk-free interest rate	2.3%	2.3%	0.4%
Expected dividend payments	—	—	—
Expected holding period (years)(1)	5.4	4.2	4.6
Weighted-average volatility factor(2)	1.71	1.89	1.84
Estimated forfeiture rates for options granted to management(3)	23%	23%	21%
Estimated forfeiture rates for options granted to non-management(3)	41%	41%	41%

(1)	Expected holding period is based on historical experience of similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and the expectations of future employee behavior.
(2)	Weighted average volatility is based on the historical volatility of the Company's common stock.
(3)	Estimated forfeiture rates are based on historical data.

Based upon the above methodology, the weighted-average fair value of options and awards granted during the years ended December 31, 2011, 2010, and 2009 was $1.38, $2.24, and $0.75, respectively.

The following table summarizes the stock-based compensation expense and impact on our basic and diluted loss per share for the years ended December 31, 2011, 2010, and 2009:

	Years Ended December 31,
(in thousands, except per share amounts)	2011	2010	2009
Research and development	$371	$202	$312
General and administrative	806	531	1,211

Total stock-based compensation expenses	$1,177	$733	$1,523

Increase in basic and diluted net loss per share	$(0.02)	$(0.01)	$(0.03)

No tax benefit was recognized related to stock-based compensation expense since we have incurred operating losses and we have established a full valuation allowance to offset all the potential tax benefits associated with our deferred tax assets.

During the year ended December 31, 2011 we granted 734,000 options to employees, directors and consultants to purchase common stock. The following table summarizes option activity for the year ended December 31, 2011:

(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	4,976	$2.29
Granted	734	1.44
Cancelled	(241)	15.01
Forfeited	(55)	1.77

Outstanding at December 31, 2011	5,414	$1.61	6.53	$802

Exercisable at December 31, 2011	4,299	$1.72	6.14	$620

As of December 31, 2011 there was approximately $1.1 million of total unrecognized compensation expense related to non-vested stock options. This expense is expected to be recognized over a weighted-average period of 1.36 years.

During the year ended December 31, 2011 we awarded 181,000 shares of restricted stock to employees. The following table summarizes restricted stock activity for the year ended December 31, 2011:

(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	139	$0.01
Awarded	181	—
Shares issued	(139)	0.01

Outstanding at December 31, 2011	181	$0.00	9.3	$206

Vested at December 31, 2011	—	$—	—	$—

As of December 31, 2011 there was approximately $73,000 of total unrecognized compensation expense related to non-vested awards. This expense is expected to be recognized over a weighted-average period of 0.3 years.

Non-Controlling Interest	12 Months Ended
Dec. 31, 2011
Non-Controlling Interest [Abstract]
Non-Controlling Interest

13. Non-controlling Interest

The $1.2 million received by Ingenex, Inc., a consolidated subsidiary, upon the issuance of its Series B convertible preferred stock was classified as non-controlling interest in the consolidated balance sheet prior to December 31, 2010. As a result of the Series B preferred stockholders' liquidation preference, the balance was not reduced by any portion of the losses of Ingenex, Inc.

In December 2010, Ingenex, Inc. was dissolved, under the laws of Delaware. Upon dissolution, no amounts were distributed to the Series B convertible preferred stockholders. The dissolution was accounted for as an equity transaction, and the preferred stock carrying value, classified as a non-controlling interest, was reclassified to additional paid-in capital in the accompanying consolidated balance sheet at December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

As of December 31, 2011, we had net operating loss carryforwards for federal income tax purposes of approximately $220.9 million that expire at various dates through 2031, and federal research and development tax credits of approximately $7.6 million that expire at various dates through 2031. We also had net operating loss carryforwards for California income tax purposes of approximately $147.2 million that expire at various dates through 2031 and state research and development tax credits of approximately $7.4 million which do not expire. Approximately $12.4 million of federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company's stock option plan, the benefit of which will increase additional paid in capital when realized.

Current federal and California tax laws include substantial restrictions on the utilization of net operating losses and tax credits in the event of an ownership change of a corporation. The Company has performed a change in ownership analysis through December 31, 2011 and, accordingly, all of its net operating loss and tax credit carryforwards are available to offset future taxable income, if any.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes operating loss and credit carryforwards. Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$84,328	$85,816
Research credit carryforwards	12,484	11,341
Other, net	3,883	4,802

Total deferred tax assets	100,695	101,959
Valuation allowance	(100,695)	(101,959)

Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance decreased by $1.3 million during 2011, decreased by $0.8 million during 2010, and increased by $1.5 million during 2009.

Under ASC 718, the deferred tax asset for net operating losses as of December 31, 2011 excludes deductions for excess tax benefits related to stock based compensation.

The provision for income taxes consists of state minimum taxes due. The effective tax rate of the Company's provision (benefit) for income taxes differs from the federal statutory rate as follows (in thousands):

	Year Ending December 31,
	2011	2010	2009
Computed at 34%	$(5,168)	$(2,265)	$(1,999)
State Taxes	(228)	(1,347)	(23)
Book losses not currently benefited	(1,264)	844	1,859
Other	2,746	2,773	158
Disallowed interest expense	1,457	—	—
Income from debt restructuring	2,462	—	—

Total	$5	$5	$(5)

We had no unrecognized tax benefits or any amounts accrued for interest and penalties for the three year period ended December 31, 2011. Our policy will be to recognize interest and penalties related to income taxes as a component of income tax expense.

We file income tax returns in the U.S. Federal jurisdiction and some state jurisdictions. We are subject to the U.S. Federal and State income tax examination by tax authorities for such years 1995 through 2010, due to net operating losses that are being carried forward for tax purposes.